Solar MAX Technology Inc.

Investor Presentation

April 27, 2026

Nasdaq: SMXT


SolarMax Technology Inc.

Forward Looking Statements

This presentation of SolarMax Technology, Inc . (the "Company" or "SolarMax") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act") as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "would," "could," "seek," "intend," "plan," "goal," "project," "estimate," "anticipate," "strategy," "future," "likely" or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this presentation regarding the Company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Important factors that could cause the Company's actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements are subject to risk and uncertainties, including but not limited to the market for industrial solar energy project, existing and future federal and state laws and regulations relating to or which may affect solar energy projects, included solar energy based charging systems for electric vehicles, laws and regulations that affect the market for electric vehicles, the Company's ability to negotiate contracts with the project owner, SolarMax' ability to be accepted as a provider of large-scale commercial solar projects in the United States, SolarMax' ability to translate its experience in China, where it has not completed an installation since 2021, to the current United States market, the ability of SolarMax to pay or otherwise finance its outstanding debt, including debt on which it is in default, the ability of SolarMax to remain listed on Nasdaq and the effect on the price of its common stock of any reverse split which SolarMax may adopt with stockholder approval in order to meet the $1.00 minimum bid price requirements of Nasdaq and the other continued listing requirement of Nasdaq, the ability of the Company to develop and profitably construct charging stations, and those additional risks described in "Cautionary Note on Forward-Looking Statements" "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on April 6, 2026.

Forward Looking Statements (continued)

SolarMax undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this presentation with the understanding that the Company's actual future results may be materially different from what the Company expects.

This presentation contains certain data and information that the Company obtained from various government and private publications and sources which the Company believes are reliable, which are identified in the presentation, although the Company makes no representations as to the accuracy of the material contained in the sources. Statistical data from these sources also include projections based on a number of assumptions. The market for solar-based projects and charging stations may not grow at the rate projected by market data or at all. Failure of this market to grow at the projected rate may have a material and adverse effect on the Company's business and the market for and market price of the Company's common stock. In addition, the rapidly evolving nature of this industry and changes in laws and regulations results in significant uncertainties for any projections or estimates relating to the growth prospects or future condition of the market for the Company's products and services. Furthermore, if any one or more of the assumptions underlying the market data is later found to be incorrect, actual results may differ from the projections based on these assumptions. You should not place undue reliance on these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in this presentation relate only to events or information as of the date on which the statements are made in this presentation. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. You should read this presentation and the documents that we refer to in this presentation completely and with the understanding that our actual future results may be materially different from what we expect.

Information contained in, or that can be accessed through, SolarMax' website or any other website or any social media is expressly not incorporated by reference into and is not a part of this presentation.

Experienced Provider of Renewable and LED Energy Solutions

About Us

Founded in 2008, SolarMax Technology, Inc. ("SolarMax") is a CAPEX light, EPC provider of integrated Solar, Battery Energy Storage, and LED solutions.

Our Mission

To meet rising commercial, industrial, and grid-level electricity demand through reliable, scalable, and efficient energy solutions.

Business Model

Beginning in 2025, SolarMax operates a diversified mix of:

1) **Core businesses -** high-growth, commercial, industrial and utility-scale
   - Battery Energy Storage Systems (BESS)
   - Solar
   - EV Charging

2) **Standalone businesses** stable growth and resilient revenues
   - Residential Solar
   - LED Lighting for Public Entities

Market Data:

NASDAQ Ticker IPO Date (2/27/2024)	SMXT
Recent Price[1]	$0.62
Market Cap[1]	$35.3M
Shares Out	56.9M
Float	31.7M
Revenue (ttm)[2]	$91.0M
Fiscal Year	Dec. 31

[1] as of April 7, 2026
[2] as of December 31, 2025

SolarMax Highlights

Total Power Generated	Largest single EPC	Recent total EPC	Operating in a
8,500 GWh	**$258.1M** total contract proceeds	**1,430 MWh** contract size	**$738B+** combined TAM next 5 years

Established provider of EPC solutions across strong commercial and industrial growth engines that enable stable-grids and energy transitions.

Fiscal Year 2025 revenue increased 300% vs prior fiscal year to $91.0 million, of which approximately $60 million was from our first large-scale U.S. EPC contract.



Recent contract wins:

- $258.1 million EPC Contract for 600 MWh Battery Storage Project in Texas (January 2026)
- $158.0 million in EPC Contracts for 400 MWh Battery Storage Projects in Puerto Rico (January 2026)
- $127.3 million EPC Contract for 430 MWh Battery Storage Project in Texas (August 2025)

Strong and safe operating record – notable past projects:

- $39.8 million EPC Contract for 70 MW Solar Farm in China (2020)
- $30.3 million EPC Contract for 50 MW Solar Farm in China (2020)
- $19.5 million EPC Contract for 35 MW Solar Farm in China (2020)
- $12.1 million EPC Contract for 25 MW Solar Farm in China (2021)

EV charging initiative planned for launch in 2026 to support California's 2030 EV charging mandates a $20B addressable market.

Strong Track Record in Solar, Transitioning to Integrated BESS and Commercial, Industrial and Utility-Scale Development in 2024



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Integrated grid-scale U.S. solar electricity demand rose ~128 TWh in 2024 (+3% YoY). The majority of incremental load from AI-driven data centers is projected to materialize by 2030, requiring significant grid and storage expansion.
Source: U.S. Energy Information Administration



2008
2010
2012
2014
2016
2018
2020
2022
2024
2025
2026
SolarMax founded
Launched services in the US and solar financing program
Scaled US commercial solar and added residential services (2010-2012)
Began significant expansion of residential solar
Moved to Riverside facility
US LED business acquired and launched
Acquired and formed China solar farm businesses
Generated first China revenue
Reached peak U.S. revenue of $54.4 million in 2023 before California (NEM 3.0) policy changes and increasing incentives for hybrid integrated battery storage + solar systems
SolarMax positions for integrated battery energy storage growth
Signed $127.3M BESS contract
Signed $258.1M and $158M BESS contracts

$738B+ TAM: Aging U.S. Grid Requires Immediate Scale Up of Battery Energy Storage to Meet Demand Through 2030 and Beyond

U.S. Electricity Demand	2024 Baseline (TWh)	2030E Demand (TWh)	% Change
U.S. Total Electricity Consumption	4,395	4,500-5,200	+2.5% to +18.5%
U.S. Data Center demand (incl. AI)	184-231	325-580	+41% to +151%
EV Charging station demand	11	60-150	+445% to +1,264%

Stable Grid

- **In 2024, Generative AI (GenAI)** sparked the most significant increase in future electricity demand since cloud computing
- AI datacenter rich regions, have seen up to **75%** peak power grid utilization rates and **+18-26%** regional electricity rate increases, rising the highest in decades
- **Grid stability incidents:** 15-20 events annually in data center markets
- **Emergency generator activations:** 8-12 times per year per major facility

Estimated Build Cost to Meet 2030 U.S. BESS and EV Expansion Goals

Traditional energy system + BESS	$400B
AI Datacenters + BESS	$256B
EV Charging Expansion	$82B
Total	$738B

SOURCES: AI DataCenter Battery Storage Market Report (Sept 2025); IEA Electricity 2024; Lawrence Berkeley National Lab; U.S. EIA; DOE/NREL FOTW #1334; KKR 2025 Infrastructure Outlook

Regional Spend Required to Build New Load Capacity through 2030

U.S. Critical Capacity Metrics (2024-2025):

Base load utilization
65-75% (approaching maximum safe operating capacity)

Peak demand periods
85-95% utilization in AI-dense regions

Grid stability incidents
15-20 events annually in data center markets

Emergency generator activations
8-12 times per year per major facility

Datacenters now emerging in remote locations with abundant power and less grid strain



Minnesota
Wisconsin
Pacific Northwest
Wyoming
Chicago
Omaha
Iowa
Northern California
Salt Lake City
Pennsylvania
Indiana
Ohio
New York
Kansas
Denver
Las Vegas
New Jersey
Northern Virginia
Oklahoma
Tennessee
Los Angeles
North Carolina
Albuquerque
Phoenix
Dallas
Alabama
South Carolina
Atlanta
Austin-San Antonio
Houston
Florida
Primary Markets
Existing demand for more than 800MW
Secondary Markets
Lower-but fast growing demand
Emerging Markets
Emerging demand in markets where power is still abundant

The AI-driven power surge is forcing unprecedented grid modernization:

Investment Scale (2025-2030):

Hyperscale datacenters 70%
Non-hyperscale datacenters 30%

U.S. Critical Regions:
- Northeast Corridor: $89 billion
- Western Interconnect: $76 billion
- Texas Interconnect: $45 billion

% Breakdown of 5-year Required Investments (global):
- Transmission infrastructure: 42%
- Distribution networks: 35%
- Smart grid technology: 23%

SOURCES: AI DataCenter Battery Storage Market Report (Sept 2025); McKinsey Data Center Balance Report; KKR 2025 Infrastructure Outlook. Note: Infrastructure % breakdown reflects global proportions.

Solutions for Large-Scale Energy Market

Commercial, Industrial and Utility-scale energy solutions support EPC efforts to quickly scale-up energy transition, stable grid and AI-datacenter infrastructure 2030 load demand.

Grid-Scale Solar Development

Utility-tied solar field with integrated design-build support and substation coordination

Microgrid Design & Deployment

Resilient energy networks for isolated or critical infrastructure projects with dispatch capabilities

Battery Energy Storage Systems

Turnkey utility-scale battery solutions engineered for stable-grid support and AI/Datacenter demand

Future AI Datacenter Load-Responsive Design

Engineered energy systems that support critical 24/7 data operations with solar, battery storage and built-in load resilience









Standalone: Residential Solar

Market Position:
The US is the second largest PV market globally, with over 236 GWdc of cumulative installed capacity (EIA/SEIA, YE2024).

Growth Projections:
Solar remains one of the fastest-growing source of renewable energy in the US. Integrated solar + BESS have become the standard in bolstering stable grid and capacity across major markets.

Market Dynamics:
California leads with over one-third of installed capacity, aligning with state mandates for 50% renewable electricity by 2030.

New Installations:
A record 50 GW of installed capacity was added in the US in 2024, anchoring solar's role in maintaining stable grid and adding capacity across the U.S.





SOURCES: HIS Markit; International Energy Agency (IEA); Wood Mackenzie; GlobalData; Scientific American; mordorintelligence.com; Wikipedia, Solar power by country, April 2023; National Renewable Energy Laboratory; PV Magazine; BNEF; Bloomberg

Standalone: LED Industrial Lighting

SolarMax LED lighting design are tailored for commercial, industrial, and government sectors.

- Digital traffic signage, sports field lighting, roadway and street lighting
- Expanding reach within existing markets and exploring opportunities to penetrate new segments that can benefit from our expertise
- Customized designs integrate seamlessly with client infrastructure, backed by SolarMax's commitment to quality and durability
- Leveraging smart technology to enhance functionality of LED lighting systems, providing more than just illumination — offering connectivity, adaptability, and smart integration



Sacramento Valley and Sierra Region LED Highway Message Board collaboration

Deployed over two dozen state-of-the-art full-color overhead LED highway message boards in collaboration with Caltrans (California Department of Transportation) across greater Sacramento Valley and Sierra regions. Additional installations underway.

Advanced installations serve to enhance road safety and communication, offering real-time traffic alerts, AMBER alerts, and critical messaging to drivers.


SLOW DOWN
SLIPPERY ROADS
AHEAD

Caltrans
CALIFORNIA DEPARTMENT OF TRANSPORTATION

SolarMAX

Revenue Expansion: EV Charging Opportunity

SolarMax EV Initiative

SolarMax' EV initiative is planned for launch in 2026, to address the scale-up of commercial scale EV charging infrastructure in California which currently leads the U.S. in EV initiatives.

California's EV Charging Market Expansion Represents a $20B TAM

- With 1.3 million EVs on the road, California represents ~35%-37% of all electric vehicles in the U.S.
- Per the California Energy Commission, an additional 1,000 public and shared charging stations will be required to support 8 million EVs in the state by 2030.
- North American EV charging infrastructure expansion expect to total $82B in build cost by 2030.



+28 Million Charging Ports Needed to Support 33 Million EVs in the U.S. by 2030

Projected Size of U.S. EV Charging Network 2030



25,700,000
ports
570,000
ports
490,000
ports
1,070,000
ports
182,000
ports
Private L1/L2
access at
single-family
home
Private L2
access at
multifamily
home
Private L2
access at
workplace
Public L2
access at
multiple
locations
Public DC Fast
access at
multiple
locations
Targeted Potential

https://www.energy.gov/eere/evgrid-assist-charts-and-figures

Solar MAX

Leadership Team

DAVID HSU
Chief Executive Officer and Director

- Co-Founder of SolarMax
- 20+ years of experience in sales, international business development
- Extensive background in automotive and energy sectors
- Prior role as a consultant for China Sunergy, a leading PV panel manufacturer
- Renowned for solar energy expertise and network of industry relationships

STEPHEN BROWN
Chief Financial Officer and Secretary

- Former CFO of STAAR Surgical, Hoya Surgical Optics, and Advanced Sterilization Products, a division of Johnson & Johnson; former assistant treasurer, Johnson & Johnson; former VP Global Finance at Bausch & Lomb
- 40+ years of experience leading financial divisions in both public and private companies

SIMON YUAN
Director

- Co-Founder of SolarMax
- 30+ years of public accounting experience; former SolarMax CFO (2008-2017)
- Expertise in business accounting, auditing, international taxation, M&As, and general business consulting
- Former Senior Internal Auditor at Wells Fargo Bank and Tax Auditor for the State of California

LEI ZHANG, PhD
Director

- Tenured associate professor in Mechanical Engineering, University of Alaska, Fairbanks
- Co-author of various books on energy technology
- Contributor of numerous peer-reviewed journal articles

WEI YUAN CHEN
Director

- Former Chief Designer and Director of Xing Rong Project Management Co.
- 20+ years of experience implementing and integrating renewable energy sources into his architectural designs

STEVE CHEN
Director

- Private investor and business operator since 1998, actively managing a portfolio of U.S. commercial and hospitality real estate assets
- Founder and Chief Executive Officer of ALPS European Whole Grain (1994-2000)
- Founder and Chief Executive Officer of Speedy Sails, regional distributor of U.S. manufactured for China's marine leisure market (2009-2016)

Financial Summary

	FY 2021	FY 2022	FY 2023	FY 2024*	FY 2025
Revenue	$37.7	$44.7	$54.1	$23.0	$91.0
Gross Profit	$6.0	$7.5	$11.1	$2.3	$4.2
Total Operating Expense	$12.1	$15.5	$10.7	$35.4	$10.5
Net Income (Loss)	($3.3)	($6.9)	$0.4	($35.0)	($6.3)

- Revenue grew ~300% in 2025 from 2024 reflecting the transition to commercial, industrial and utility-scale solar and integrated BESS projects and some recovery in the U.S. residential solar revenues
- Revenue decline in 2024 primarily due to California NEM 3.0 regulatory change
- Decrease in total operating expenses results from a focus on cost reduction and leveraging higher revenues from commercial, industrial and utility-scale projects

Notes:
** Cost of revenue and total operating expense include one-time fiscal 2024 charges*
- *IPO-related stock-based compensation of $1.3M in cost of revenue and $17.2M in operating expense*
- *China segment goodwill impairment of $7.5M in operating expenses*


Fiscal Revenue (2021-2025)
$ Millions
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
FY 2021
FY 2022
FY 2023
FY 2024*
FY 2025
Revenue

Peer Valuation Context

SolarMax operates at the intersection of solar EPC and battery energy storage — two sectors attracting significant capital investment. Select peers contextualize SMXT's current valuation.

Company	Ticker	Market Cap	Revenue (TTM)	EV / Revenue	Backlog	MC / Backlog	Business Focus
SolarMax Technology	**SMXT**	**~$35M**	**~$91M**	**~0.55x**	**$438M+**	**~0.06x**	**Solar & BESS EPC**
Fluence Energy	FLNC	~$2.4B	~$2.5B	~0.93x	~$5.5B	~0.44x	Utility-scale BESS integration & software
Stem Inc	STEM	~$75M	~$156M	~2.6x	~$21M	~3.5x	AI-driven BESS optimization
Eos Energy Enterprises	EOSE	~$1.5B	~$114M	~15.8x	~$701M	~2.14x	Zinc-based battery storage mfg
ESS Tech	GWH	~$32M	~$1.6M	*Not Meaningful*	~$10M	~3.20x	Long-duration iron flow batteries
FTC Solar	FTCI	~$57M	~$99M	~0.59x	~$491M	~0.12x	Solar tracker systems (utility-scale infrastructure)
Shoals Technologies	SHLS	~$1B	~475M	~2.59x	~747M	~1.34x	Solar & BESS electrical BOS

Market Data as of April 7, 2026

Key Takeaways

- SMXT's market cap to backlog ratio of approximately 0.06x is among the lowest in the peer group.
- YoY revenue growth of 296% (FY2024 vs. FY2025) demonstrates successful transition to large-scale BESS EPC.
- CAPEX-light EPC model differentiates SMXT from peers carrying significant manufacturing or equipment CapEx on their balance sheets.
- Active in high-demand BESS markets (Texas ERCOT, Puerto Rico) where grid instability and regulatory mandates drive near-term deployment.

Peer Selection Rationale

Tier 1 (Direct): FLNC, STEM — BESS integration/EPC

Tier 2 (Adjacent): EOSE, GWH — Battery storage technology

Tier 3 (Solar EPC): ISUN, SHLS — Solar infrastructure

Investment Highlights

$483M+	~$35M	~17x	17+ Years
Contracted BESS Backlog	**Current Market Cap**	**Backlog-to-Market Cap**	**Operating Track Record**
As of December 31, 2025	*As of April 7, 2026*		*Founded 2008*

Contracted Backlog

- $258.1M EPC contract - 600 MWh BESS, Texas (Jan 2026)
- $158M EPC contracts - 400 MWh BESS, Puerto Rico (Jan 2026)
- $127.3M EPC contract - 430 MWh BESS, Texas (Aug 2025)
- Combined ~17x current market capitalization

Need for U.S. Grid Modernization

- $738B+ combined TAM through 2030 (BESS, grid, EV charging)
- AI datacenter & EV adoption driving unprecedented storage investment
- CAPEX-light EPC model enables scale without heavy balance sheet
- Active in Texas and Puerto Rico - high-demand BESS markets

Diversified and Growing Revenue Base

- Core growth: Large-scale solar & BESS EPC
- Stable revenue: Residential solar and LED lighting (Caltrans relationship)
- Emerging: Battery-supported EV charging initiative planned for launch in 2026
- FY 2025 revenue of $91.0M vs. $23.0M prior year (~300% growth)

Experienced Public Company Leadership

- 17-year operating history across 8,500+ GWh of power generated
- CEO and management team bring EPC execution and energy sector expertise
- Nasdaq-listed since February 2024

Grid-Scale Energy That Powers Progress

We build energy systems with grid-scale quality and the personal service homeowners expect.

Thank You!
Nasdaq: SMXT

Company

SolarMax Technologies, Inc.
Riverside, CA 92507
T: 951-221-8172
sales@solarmaxtech.com

Investor Relations

RedChip Companies, Inc.
Dave Gentry
T: 407-644-4256
smxt@redchip.com

Sources

Primary Data Sources:

AI DataCenter Battery Storage Market Report (Sept 2025)

U.S. Energy Information Administration (EIA) - Electricity Data

International Energy Agency (IEA) - Electricity 2024 Report

Lawrence Berkeley National Lab - Data Center Energy Use

DOE/NREL - EV Charging Infrastructure (FOTW #1334)

KKR 2025 Infrastructure Outlook: kkr.com/insights/2025-infrastructure-outlook

McKinsey - The Data Center Balance (US States Report)

Nomura Global Batteries Anchor Report (April 2025)

SEIA/Wood Mackenzie - U.S. Solar Market Insight

BNEF - Energy Storage Market Outlook

Grid Strategies - The Era of Flat Power Demand is Over

NERC - Long-Term Reliability Assessment

IHS Markit; Wood Mackenzie; GlobalData - Solar Market Data

Ember Energy - Global Electricity Review 2024

Bain Technology Report 2024

Colliers 2025 Global Investor Outlook: colliers.com/insights/2025-global-investor-outlook

Barclays Private Bank 2025 Outlook: privatebank.barclays.com/outlook-2025

ThinkEquity - Compilation of Market Statistics

Scientific American - Renewable Energy Coverage

Mordor Intelligence - Energy Storage Market Analysis

National Renewable Energy Laboratory (NREL)

PV Magazine - Solar Industry News

Bloomberg - Energy & Climate Data

DOE - EV Grid Assist Charts & Figures